Exhibit 99.1

Inseego Reports First Quarter 2020 Financial Results

Strong first half driven by unprecedented surge in demand for MiFi® 4G and 5G hotspots

New 5G products launching worldwide in second half of 2020

SAN DIEGO—May 6, 2020—Inseego Corp. (Nasdaq: INSG) (the “Company”), a pioneer in 5G and intelligent IoT device-to-cloud solutions, today reported its results for the first quarter ended March 31, 2020. The Company reported first quarter revenue of $56.8 million, reflecting year-over-year growth of 17.1%, GAAP operating loss of $7.7 million, GAAP net loss of $18.2 million, GAAP net loss of $0.20 per share, negative adjusted EBITDA of $1.7 million and non-GAAP net loss of $0.06 per share. Cash and cash equivalents at quarter end was $30.5 million.

“These are very strong results for Inseego with an unprecedented surge in demand for our 4G and 5G MiFi mobile hotspots occurring in the closing weeks of the quarter due to COVID-19. We are reiterating our Q2 revenue outlook of $75 to $85 million and seeing growing evidence that remote work, online learning and telehealth trends will continue to drive significantly higher levels of demand in the future,” said Inseego Chairman and CEO Dan Mondor. “The dramatic increase in bandwidth consumption makes 5G network build out more important than ever. We plan to begin shipping our second-generation 5G mobile and fixed wireless access solutions in the second half of 2020 to operators across North America, Europe, and Asia-Pacific.”

Corporate Highlights

-	Q1 revenue growth of 17.1% year-over-year; improving gross margins
-	Achieved positive operating cash flow in the quarter
-	Reiterating Q2 revenue outlook of approximately $75-to-$85 million
-	Shipping mobile products in our 4G and 5G portfolio to all the major operators in the U.S., all major operators in Canada as well as international operators in EMEA and APAC
-	Five 5G mobile broadband and three fixed wireless access launches planned with six operators in the second half of 2020, illustrating breadth and customer acceptance of our 5G product portfolio

IoT & Mobile Solutions

-	Q1 2020 revenue of $40.4 million, 23.2% year-over-year growth
-	Non-GAAP gross margins up 440 basis points sequentially, up 290 basis points year-over-year
-	Surge in demand for all MiFi 4G LTE and 5G hotspots, USB modems and Skyus® products from operators worldwide
-	Launched Skyus 160 4G LTE global-band gateway certified for use on Verizon and AT&T networks
-	Won Tier 1 customer for the new Inseego Connect cloud management SaaS solution launching in the second half of 2020

Enterprise SaaS Solutions

-	Q1 2020 revenue of $16.5 million, 4.3% year-over-year growth despite significant foreign exchange headwinds
-	Clarity, the new Ctrack SMB-focused application, launched with large customer wins in the Netherlands
-	DMS subscription management service grew by 370,000 subscribers in Q1, a sequential 33.8% increase

“As we previously reported, we’re entering the second quarter with a significantly strengthened balance sheet,” said Inseego EVP and CFO Steve Smith. “With the continuation of the trends we see today in our 4G and 5G business, our improving gross margins, and continued expense management, we expect to be operating cash flow positive for 2020.”

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Conference Call Information

Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135
•	International parties can access the call at 1-412-317-6727

An audio replay of the conference call will be available beginning one hour after the call, through May 20, 2020. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10142095 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company’s website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is an industry pioneer in 5G and intelligent IoT device-to-cloud solutions that enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of Enterprise SaaS Solutions and IoT & Mobile Solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in purpose-built SaaS cloud platforms, IoT and mobile technologies including the newly emerging 5G technology. www.inseego.com #Putting5GtoWork

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; and (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation; (15) the potential impact of COVID-19 on the business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

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Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan and inducement charges relating to the conversion of the Company’s convertible senior notes. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.

Adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.

Media Contact:

Anette Gaven

+1 (619) 993-3058

Anette.Gaven@inseego.com

or

Investor Relations Contact:

Joo-Hun Kim

MKR Group

+1 (212) 868-6760

joohunkim@mkrir.com

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INSEEGO CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
	2020	2019
Net revenues:
IoT & Mobile Solutions	$40,381	$32,781
Enterprise SaaS Solutions	16,459	15,775
Total net revenues	56,840	48,556
Cost of net revenues:
IoT & Mobile Solutions	32,864	27,600
Enterprise SaaS Solutions	6,749	6,196
Total cost of net revenues	39,613	33,796
Gross profit	17,227	14,760
Operating costs and expenses:
Research and development	8,224	3,485
Sales and marketing	8,755	6,391
General and administrative	7,162	6,474
Amortization of purchased intangible assets	826	871
Total operating costs and expenses	24,967	17,221
Operating loss	(7,740)	(2,461)
Other income (expense):
Inducement expense	(7,933)	–
Interest expense, net	(3,380)	(5,075)
Other income, net	978	313
Loss before income taxes	(18,075)	(7,223)
Income tax provision	91	248
Net loss	(18,166)	(7,471)
Less: Net income attributable to noncontrolling interests	(32)	(14)
Net loss attributable to Inseego Corp.	(18,198)	(7,485)
Preferred stock dividend	(392)	–
Net loss attributable to common shareholders	$(18,590)	$(7,485)
Per share data:
Net loss per common share:
Basic and diluted	$(0.20)	$(0.10)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	90,874,347	74,366,879

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INSEEGO CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	December 31,
	2020	2019
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$30,541	$12,074
Accounts receivable, net	27,788	19,656
Inventories, net	14,259	25,290
Prepaid expenses and other	7,252	7,117
Total current assets	79,840	64,137
Property, plant and equipment, net	11,543	10,756
Rental assets, net	4,772	5,385
Intangible assets, net	43,049	44,392
Goodwill	27,276	33,659
Right-of-use assets, net	6,476	2,657
Other assets	385	387
Total assets	$173,341	$161,373
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$27,550	$26,482
Accrued expenses and other current liabilities	17,618	17,861
Term loan, net	46,911	–
DigiCore bank facilities	122	187
Total current liabilities	92,201	44,530
Long-term liabilities:
Convertible senior notes, net	44,230	101,334
Term loan, net	–	46,538
Deferred tax liabilities, net	2,976	3,949
Other long-term liabilities	6,131	2,380
Total liabilities	145,538	198,731
Stockholders’ equity (deficit):
Preferred stock	–	–
Common stock	96	82
Additional paid-in capital	682,047	584,862
Accumulated other comprehensive loss	(17,359)	(3,879)
Accumulated deficit	(636,893)	(618,303)
Total stockholders’ equity (deficit) attributable to Inseego Corp.	27,891	(37,238)
Noncontrolling interests	(88)	(120)
Total stockholders’ equity (deficit)	27,803	(37,358)
Total liabilities and stockholders’ equity (deficit)	$173,341	$161,373

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INSEEGO CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(18,166)	$(7,471)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,500	3,439
Provision for bad debts, net of recoveries	15	230
Provision for excess and obsolete inventory, net of recoveries	33	309
Share-based compensation expense	1,553	1,057
Amortization of debt discount and debt issuance costs	1,697	2,443
Fair value of inducement shares issued in Notes Exchange	7,933	–
Deferred income taxes	2	(18)
Other	(514)	120
Changes in assets and liabilities:
Accounts receivable	(8,590)	(3,290)
Inventories	8,876	(7,850)
Prepaid expenses and other assets	(983)	314
Accounts payable	1,921	3,509
Accrued expenses, income taxes, and other	2,051	2,175
Net cash provided by (used in) operating activities	328	(5,033)
Cash flows from investing activities:
Purchases of property, plant and equipment	(567)	(428)
Proceeds from the sale of property, plant and equipment	163	50
Additions to capitalized software development costs and purchases of intangible assets	(4,453)	(3,942)
Net cash used in investing activities	(4,857)	(4,320)
Cash flows from financing activities:
Gross proceeds received from issuance of Series E preferred stock	25,000	–
Proceeds from the exercise of warrants to purchase common stock	1,861	10,639
Net repayment of DigiCore bank and overdraft facilities	134	(35)
Principal payments under finance lease obligations	(657)	(268)
Taxes paid on vested restricted stock units, net of proceeds from stock option exercises	(24)	287
Net cash provided by financing activities	26,314	10,623
Effect of exchange rates on cash	(3,318)	(407)
Net increase in cash, cash equivalents and restricted cash	18,467	863
Cash, cash equivalents and restricted cash, beginning of period	12,074	31,076
Cash, cash equivalents and restricted cash, end of period	$30,541	$31,939

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INSEEGO CORP.

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31, 2020
	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(18,166)	$(0.20)
Adjustments:
Share-based compensation expense(a)	1,553	0.02
Purchased intangibles amortization(b)	1,303	0.01
Debt discount and issuance costs amortization	1,697	0.02
Inducement expense (c)	7,933	0.09
Non-GAAP net loss	$(5,680)	$(0.06)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the fair value of inducement shares issued in connection with the Notes Exchange.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses

Three Months Ended March 31, 2020

(In thousands)

(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Non-GAAP
Cost of net revenues	$39,613	$228	$477	$38,908
Operating costs and expenses:
Research and development	8,224	292	–	7,932
Sales and marketing	8,755	463	–	8,292
General and administrative	7,162	570	–	6,592
Amortization of purchased intangible assets	826	–	826	–
Total operating costs and expenses	$24,967	1,325	826	$22,816
Total		$1,553	$1,303

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA

(In thousands)

(Unaudited)

Three Months Ended
March 31, 2020
Loss before income taxes	$(18,075)
Depreciation and amortization(a)	4,500
Share-based compensation expense(b)	1,553
Inducement expense(c)	7,933
Interest expense, net(d)	3,380
Other income, net(e)	(978)
Adjusted EBITDA	$(1,687)

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)	Includes the fair value of inducement shares issued in connection with the Notes Exchange.

(d)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(e)	Includes foreign currency transaction gains and losses, net of the gain on the sale of certain fixed assets.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Quarterly Net Revenues by Product Grouping

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
IoT & Mobile Solutions	$40,381	$35,477	$45,926	$39,983	$32,781
Enterprise SaaS Solutions	16,459	16,856	16,790	15,908	15,775
Total net revenues	$56,840	$52,333	$62,716	$55,891	$48,556

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